UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 27, 2009

Congaree Bancshares, Inc.

(Exact name of registrant as specified in its charter)

South Carolina

(State or other jurisdiction of incorporation)

333-131931	20-3863936
(Commission File Number)	(IRS Employer Identification No.)

1201 Knox Abbott Drive, Cayce, South Carolina	29033
(Address of principal executive offices)	(Zip Code)

(803) 794-2265

(Registrant’s telephone number, including area code)

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02      Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

In January 2009, Congaree Bancshares, Inc., the registrant, received a staff comment letter from the Securities and Exchange Commission regarding its financial statements included in its Annual Report on Form 10-KSB for the year ended December 31, 2007 and Quarterly Reports on Form 10-Q for the quarters ended March 31, 2008, June 30, 2008 and September 30, 2008 (the “Original Periodic Reports”).  After discussion with the SEC staff between January and March 2009 and discussion among our management, accountants and audit committee, we determined it was appropriate to correct the financial statements included in the Original Periodic Reports.  We had failed to include a valuation allowance that would offset our deferred tax assets recorded during the year ended December 31, 2007, and the three quarters ended March 31, 2008, June 30, 2008 and September 30, 2008.

Specifically, in the Original Periodic Reports, we determined that a valuation allowance was not necessary for our deferred tax assets as of the year ended December 31, 2007, and the three quarters ended March 31, 2008, June 30, 2008 and September 30, 2008.  In light of the SEC staff’s comment and based on our re-evaluation, we have concluded that it is more likely than not we would not have realized all of our net deferred tax assets within a reasonable period of time as of the year ended December 31, 2007, and the three quarters ended March 31, 2008, June 30, 2008 and September 30, 2008.  As a result, we have determined that our financial statements included in the Original Periodic Reports should be restated to reflect a valuation allowance of $1,352,119 for our deferred tax assets that offsets the previously recorded deferred tax benefit of $982,682 for the year ended December 31, 2007.  The restatement will eliminate the previously recorded deferred tax benefit of $982,682 for the year ended December 31, 2007 and $211,761, $284,878 and $253,705 for the quarters ended March 31, 2008, June 30, 2008 and September 30, 2008, respectively.

At a meeting by conference call held on March 27, 2009, our chief financial officer, with the approval of our board of directors, resolved the error with representatives of Elliott Davis, LLC, our independent registered public accountant, and concluded that our previously issued financial statements in the Original Periodic Reports should no longer be relied upon because of the corrections described above.  As previously approved by the board of directors, our management was authorized to prepare and file with the SEC a Current Report on Form 8-K and an amendment to each of the Original Periodic Reports to restate our previously filed financial statements and revise all amounts, including income taxes, that are affected by the restatement accordingly.  We are filing these amendments to the Original Periodic Reports on the date hereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONGAREE BANCSHARES, INC.

Date: March 30, 2009	By:	/s/ Charlie T. Lovering
	Name:	Charlie T. Lovering
	Title:	Chief Executive Officer and
Chief Financial Officer